IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

SPDR® Index Shares Funds

Supplement Dated January 25, 2010
to the
Prospectus Dated January 31, 2009, as supplemented
and to the
Statement of Additional Information (“SAI”) Dated January 31, 2009, as supplemented

SPDR® DJ STOXX 50® ETF
SPDR® DJ EURO STOXX 50® ETF
SPDR® S&P® Emerging Asia Pacific ETF
SPDR® S&P Emerging Markets ETF
SPDR® S&P World ex-US ETF
SPDR® MSCI ACWI ex-US ETF
SPDR® S&P® Asia Pacific ETF
SPDR® S&P® Europe ETF
SPDR® S&P® China ETF
SPDR® S&P® Emerging Europe ETF
SPDR® S&P® Emerging Latin America ETF
SPDR® S&P® Emerging Middle East and Africa ETF
SPDR® S&P® International Small Cap ETF
SPDR® Dow Jones International Real Estate ETF
SPDR® FTSE/Macquarie Global Infrastructure 100 ETF
SPDR® Russell/Nomura PRIMEtm Japan ETF
SPDR® Russell/Nomura Small Captm Japan ETF

Effective April 1, 2010, for each Fund listed above, the Fund’s investment restriction requiring that the Fund invest 90% of total assets in the component securities of the Fund’s benchmark index and/or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) will change so that the Fund will be required to invest 80% of total assets in the component securities of its benchmark index and/or corresponding ADRs or GDRs.

It is expected that the change to the investment restriction for each Fund will not change the manner in which each Fund is managed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

STISSUPP4